Exhibit 10 (z)(iv)

EXECUTION VERSION

FOURTH AMENDMENT, dated as of November 2, 2011 (this “Fourth Amendment”), to the Second Amended and Restated Credit Agreement, dated as of May 6, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Liz Claiborne, Inc., Liz Claiborne Canada Inc., Juicy Couture Europe Limited, the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A., as Syndication Agent, and Wells Fargo Capital Finance, LLC, SunTrust Bank and General Electric Capital Corporation, as Documentation Agents.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Syndication Agent, the Documentation Agents, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders have consented to the requested amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.                                      Amendments to Section 1.01 (Defined Terms).

(a)   Section 1.01 of the Credit Agreement is hereby amended by inserting in alphabetical order the following new definitions:

“Brand Option Agreement” means the Brand Option Agreement, dated as of October 12, 2011, between the Company and J. C. Penney Corporation, Inc.

“Brand Option Deposit” means the “Deposit” as such term is defined in the Brand Option Agreement, as in effect on the Fourth Amendment Date.

“Brand Option Proceeds” means as of any date of determination (a) any cash payment received by the Company constituting the Brand Option Deposit, net of (b) the sum, without duplication, of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with the Brand Option Agreement and the transactions contemplated thereby, (ii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities or return obligations reasonably estimated to be payable, in each case during fiscal year 2012 or 2013 and that are directly attributable to the Brand Option Agreement or the transactions contemplated thereby (as determined reasonably and in good faith by a Financial Officer of the Borrower Representative) and (iii) any portion of the Brand Option Deposit that shall have been returned to J. C. Penney Corporation, Inc. pursuant to the terms of the Brand Option Agreement on or prior to such date of determination.

“DB Purchase Agreement” means the Purchase Agreement, dated as of October 11, 2011, by and among Kohl’s Illinois, Inc., as purchaser, Kohl’s Department Stores, Inc. and the Company and L.C. Licensing, LLC, as sellers, as in effect on the Fourth Amendment Date and as otherwise amended, supplemented or modified thereafter (with the prior written consent of the Administrative Agent if such amendment, supplement or modification is adverse to the interests of the Lenders in any material respect).

“DB Purchased Assets” means the “Acquired Assets” as such term is defined in the DB Purchase Agreement.

“Fourth Amendment Date” means November 2, 2011.

“Fourth Amendment Effective Date” means the “Fourth Amendment Effective Date” as such term is defined in the Fourth Amendment to this Agreement, dated as of November 2, 2011.

“JCPenney Purchase Agreement” means the Purchase Agreement, dated as of October 12, 2011, by and between J. C. Penney Corporation, Inc., as purchaser, and the Company, as seller, as in effect on the Fourth Amendment Date and as otherwise amended, supplemented or modified thereafter (with the prior written consent of the Administrative Agent if such amendment, supplement or modification is adverse to the interests of the Lenders in any material respect).

“Kensie Purchase Agreement” means the Trademark Purchase Agreement, dated as of October 11, 2011, by and among KMJ Brand Holdings LLC, as buyer, Westcoast Contempo Fashions Limited, as seller, the Company and Bluestar Alliance LLC, as in effect on the Fourth Amendment Date and as otherwise amended, supplemented or modified thereafter (with the prior written consent of the Administrative Agent if such amendment, supplement or modification is adverse to the interests of the Lenders in any material respect).

“Kensie Purchased Assets” means the “Acquired Assets” as such term is defined in the Kensie Purchase Agreement.

“Liz Purchased Assets” means the “Acquired Assets” as such term is defined in the JCPenney Purchase Agreement.

(b)   Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “JCPenney License Agreement” and “Option Assets” in their entirety.

(c)   The definition of “Trademark Disposition Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “Section 6.05(l)” with “Section 6.05(t)”.

3.                                      Amendment to Section 2.11(Prepayment of Loans).  Section 2.11 of the Credit Agreement is hereby amended by re-lettering clause (h) thereof as clause (i) and inserting the following new clause (h) in appropriate alphabetical order:

“(h)  In the event and on each occasion that any Net Proceeds are received on or after the Fourth Amendment Effective Date by or on behalf of the Company or any Subsidiary in respect of any transaction described in Section 6.05(t), the Borrowers shall, immediately after such Net Proceeds are received by the Company or any Subsidiary, prepay the Revolving Loans and Swingline Loans in an aggregate amount equal to the lesser of (x) the amount of such Net Proceeds, (y) $50,000,000 less the aggregate amount of all Net Proceeds from the transactions described in Section 6.05(t) that were previously applied to prepay the Revolving Loans and Swingline Loans pursuant to Section 2.11(c) or this Section 2.11(h) and (z) the aggregate amount of Revolving Loans and Swingline Loans then outstanding.  However, notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Loans would be required to be made under this Section 2.11(h) other than on the last day of the Interest Period therefor, the Administrative Agent, at the direction of the Borrower Representative, shall keep such funds in a non-interest bearing account and shall not apply such funds to the prepayment of any such Eurocurrency Loan until the last day of such Interest Period.”

4.                                      Amendment to Section 6.02 (Liens).  Section 6.02 of the Credit Agreement is hereby amended by deleting clause (o) thereof in its entirety and inserting in lieu thereof the following:

“(o)         [Reserved];”

5.                                      Amendment to Section 6.05 (Asset Sales).  Section 6.05 of the Credit Agreement is hereby amended by (a) deleting clause (l) thereof and inserting in lieu thereof the following:

“(l)          [Reserved];”;

(b)   deleting the “and” at the end of clause (r) thereof;

(c)   inserting at the end of clause (s) thereof the following:

“and

(t) (i) the sale of Liz Purchased Assets pursuant to the terms of the JCPenney Purchase Agreement (the date of the consummation of such sale, the “Trademark Disposition Date”), (ii) the sale of DB Purchased Assets pursuant to the terms of the DB Purchase Agreement and (iii) the sale of Kensie Purchased Assets pursuant to the terms of the Kensie Purchase Agreement; provided that, in each case, Net Proceeds received by the Company and its Subsidiaries from such sale on or after the Fourth Amendment Effective Date shall be used to prepay the Loans in accordance with and to the extent required by Section 2.11(h); and provided, further, that any of the transactions permitted pursuant to this paragraph (t) that are consummated prior to the Fourth Amendment Effective Date shall be deemed to have been consummated in reliance upon and pursuant to this paragraph (t), and shall not be deemed to have been consummated pursuant to, or be included in the calculation of the assets sold, transferred or otherwise disposed of in reliance upon, Section 6.05(g) so long as, in the case of any such transaction consummated prior to the Fourth Amendment Effective Date, the Net Proceeds thereof shall have been applied to prepay the Loans in the manner set forth in Section 2.11(c) (assuming for purposes of this clause (t) that Section 2.11(c) were applicable thereto);”;

(d)   deleting the following words at the end of Section 6.05: “(it being understood that as it relates solely to the exercise of the “Year 10 Option Period” (as defined in the JCPenney License Agreement) the payment of the required cash amounts set forth in Section 5.3 of the JCPenney License Agreement shall satisfy the foregoing cash consideration requirement)”; and

(e)   deleting the words “(q) and (s)(ii)” at the end of the last proviso in Section 6.05 and substituting in lieu thereof “(q), (s)(ii) and (t)”.

6.             Amendment to Section 6.09 (Restricted Payments; Certain Payments of Indebtedness).  Section 6.09(b) of the Credit Agreement is hereby amended by

(a)   inserting the words “or any Euro Notes Refinancing Debt” immediately following the words “the Existing Euro Notes” in clause (B) thereof;

(b)   deleting clause (G) thereof in its entirety and substituting in lieu thereof the following:

“(G) prepayments or repurchases of the Existing Euro Notes, the Existing Convertible Notes and/or, if no Existing Euro Notes are then outstanding, any Euro Notes Refinancing Debt, made on or after March 31, 2012 in an aggregate amount not to exceed $50,000,000 in any fiscal year of the Company; provided that (I) both immediately before and immediately after giving pro forma effect thereto, (x) no Default or Event of Default shall have occurred and be continuing and (y) Aggregate Availability shall not have been less than (a) with respect to (1) any such prepayments or repurchases occurring during the period commencing March 31, 2012 and ending prior to June 30, 2012, and (2) any such prepayments or repurchases of Euro Notes Refinancing Debt if any Existing Convertible Notes are then outstanding, the greater of (i) $150,000,000 and (ii) an amount equal to 42.5% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase and (b) with respect to any such prepayments or repurchases occurring on or after June 30, 2012 (other than any such prepayments or repurchases of Euro Notes Refinancing Debt at any time that any Existing Convertible Notes are then outstanding, in which case clause (a) above shall govern), the greater of (i) $109,375,000 and (ii) an amount equal to 31.25% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase and (II) in no event shall any such prepayments or repurchases of the Existing Euro Notes or any Euro Notes Refinancing Debt be made with proceeds of UK Loans or Canadian Loans hereunder;”; and

(c)   deleting clause (I) thereof in its entirety and substituting in lieu thereof the following:

“(I) prepayments or repurchases of the Existing Euro Notes, the Existing Convertible Notes and/or, if no Existing Euro Notes are then outstanding, any Euro Notes Refinancing Debt, with the Net Proceeds of (i) any capital contributions made to the Company, (ii) any issuance of common stock of the Company, (iii) any incurrence of Subordinated Indebtedness of the Company or any Subsidiary, (iv) any asset sale permitted pursuant to Section 6.05(g), (v) any asset sale permitted by Section 6.05(r), and (vi) any incurrence of Indebtedness described in Section 6.02(p) (including without limitation pursuant to any Tender Offer to be consummated with the Net Proceeds of such Indebtedness); provided that (x) both immediately before and immediately after giving pro forma effect thereto, (1) no Default or Event of Default shall have occurred and be continuing, (2) except in the case of any prepayment or repurchase of Existing Euro Notes with the Net Proceeds of any Indebtedness incurred pursuant to any Notes Documentation that constitutes Euro Notes Refinancing Debt, Aggregate Availability shall not have been less than the greater of (A) $109,375,000 and (B) an amount equal to 31.25% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase, and (3) in the case of any prepayment or repurchase of any Euro Notes Refinancing Debt pursuant to this clause (I) at any time that any Existing Convertible Notes are then outstanding, Aggregate Availability shall not have been less than the greater of (A) $150,000,000 and (B) an amount equal to 42.5% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase and (y) any Net Proceeds received by the Company and its Subsidiaries (other than in respect of asset sales described in clause (v) above) in connection with (1) such Subordinated Indebtedness, issuance of common stock or capital contribution are first applied to prepay the Loans in full in accordance with Section 2.11(a), (2) asset sales described in clause (iv) above are first applied to prepay the Loans in full in accordance with Section 2.11(c) and (3) such Indebtedness described in clause (vi) above (other than Trademark Secured Debt that constitutes Euro Notes Refinancing Debt) are first applied to prepay the Loans in full in accordance with Section 2.11(f);”;

(d)   inserting the words “or any Euro Notes Refinancing Debt” immediately following the words “the Existing Euro Notes” in clause (K) thereof; and

(e)   (i) deleting the word “and” at the end of clause (L) thereof, (ii) deleting the “.” at the end of clause (M) thereof and substituting “;” in lieu thereof and (iii) inserting the following new clauses (N) and (O) at the end thereof:

“(N) solely to the extent such Net Proceeds are not required to be applied to prepay the Loans pursuant to Section 2.11(h) and were not applied to prepay the Loans prior to the Fourth Amendment Effective Date pursuant to Section 2.11(c), prepayments or repurchases of the Existing Euro Notes, the Existing Convertible Notes and/or, if no Existing Euro Notes are then outstanding, any Euro Notes Refinancing Debt, with the Net Proceeds of any asset sale permitted pursuant to Section 6.05(t); provided that (x) this clause (N) shall only apply to the aggregate Net Proceeds of such asset sales received by or on behalf of the Company or any Subsidiary to the extent such aggregate Net Proceeds are in excess of $50,000,000 for all such asset sales (and, for the avoidance of doubt, shall only apply to such excess), (y) both immediately before and immediately after giving pro forma effect to any such prepayment or repurchase of the Existing Euro Notes, the Existing Convertible Notes and/or any Euro Notes Refinancing Debt, (1) no Default or Event of Default shall have occurred and be continuing and (2) in the case of any such prepayment or repurchase of any Euro Notes Refinancing Debt at any time that any Existing Convertible Notes are then outstanding, Aggregate Availability shall not have been less than the greater of (A) $150,000,000 and (B) an amount equal to 42.5% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase and (z) in no event shall any such prepayments or repurchases of the Existing Euro Notes or any Euro Notes Refinancing Debt be made with proceeds of UK Loans or Canadian Loans hereunder.”; and

“(O)  prepayments or repurchases of the Existing Euro Notes, the Existing Convertible Notes and/or, if no Existing Euro Notes are then outstanding, any Euro Notes Refinancing Debt, made on or after September 30, 2012 with Brand Option Proceeds; provided that (x) both immediately before and immediately after giving pro forma effect thereto, (1) no Default or Event of Default shall have occurred and be continuing, (2) Aggregate Availability shall not have been less than the greater of (A) $129,375,000 and (B) an amount equal to 37.00% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase, and (3) in the case of any prepayment or repurchase of any Euro Notes Refinancing Debt at any time that any Existing Convertible Notes are then outstanding, Aggregate Availability shall not have been less than the greater of (A) $170,000,000 and (B) an amount equal to 48.5% of the Commitments in effect at any time during the three-month period immediately preceding such prepayment or repurchase and (y) in no event shall any such prepayments or repurchases of the Existing Euro Notes or any Euro Notes Refinancing Debt be made with proceeds of UK Loans or Canadian Loans hereunder.”

7.             Amendment to Section 6.12 (Amendment of Material Documents).  Section 6.12 of the Credit Agreement is hereby amended by (a) deleting from clause (a) thereof the words “, the

JCPenney License Agreement” and (b) deleting the parenthetical “(including, for the avoidance of doubt, any amendment or modification providing for an earlier Trademark Disposition Date than as set forth in the JCPenney License Agreement in effect on November 2, 2009)”.

8.             Amendments to Section 1.01 (Defined Terms).  (a)  Section 1.01 of the Credit Agreement is hereby amended by inserting in alphabetical order the following new definitions:

“Mexx Letter of Credit” means any Letter of Credit that was issued and outstanding under the Credit Agreement, for the account of either the Canadian Borrower or the European Borrower, on the Third Amendment Effective Date (immediately prior to giving effect thereto).

“Mexx LC Collateral Account” means any LC Collateral Account with the European Collateral Agent or the Canadian Collateral Agent, in the name of such Collateral Agent, holding cash collateral required to be delivered pursuant to Section 6(i) Section or 6(ii) of the Third Amendment (as applicable) with respect to any Mexx Letter of Credit.

“Mexx LC Collateral Amount” means an amount equal to 100% of the Dollar Equivalent of the LC Exposure with respect to all Mexx Letters of Credit, solely to the extent an equivalent amount of cash collateral is being held in one or more Mexx Collateral Accounts as cash collateral with respect to such Mexx Letters of Credit.

(b)   The definition of “US Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting clause (a) thereof in its entirety and substituting in lieu thereof the following new clause (a):

“(a) the sum of (i) 100% of the aggregate cash balances denominated in dollars or Euros in depositary accounts of the US Loan Parties constituting investment accounts that are held at JPMorgan Chase Bank, N.A. or any Affiliate thereof approved by the Administrative Agent and subject to an Account Control Agreement and upon which the US Collateral Agent has a first priority perfected Lien for the benefit of the Agents, the Lenders and the Issuing Banks, subject only to Liens permitted pursuant to Section 6.02(f) and (ii) 100% of the Dollar Equivalent of the aggregate cash balances in Mexx LC Collateral Accounts, in an aggregate amount not to exceed the Mexx LC Collateral Amount, plus”; and

(ii)           deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

“The US Borrowing Base at any time shall be determined by reference to the most recent US Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(g); provided that if any cash referred to in clause (a)(i) above is applied to pay, repay, purchase, repurchase, redeem, retire or acquire any Indebtedness pursuant to Section 6.09(b), the US Borrowing Base shall be automatically reduced by the Dollar Equivalent of such amount and the Borrower shall deliver written notice to the Administrative Agent of such payment substantially simultaneously therewith.”

9.             Amendments to Section 1.05 (Currency Translations).  Section 1.05(c) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (x) thereof and substituting in lieu thereof a “,” and (ii) deleting the period at the end of clause (y) thereof and substituting in lieu thereof the following:

“ and (z) any amounts to be included in the US Borrowing Base on any date, in its reasonable discretion.”

10.          Fees.  In consideration of the agreements of the Lenders party hereto contained in this Fourth Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Fourth Amendment prior to 5:00 p.m., New York City time, on November 1, 2011, an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the sum of such Lender’s Commitment.

11.          Representations and Warranties.  The Borrowers hereby represent that as of the Fourth Amendment Effective Date (as defined below) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

12.          Effectiveness of Amendment.  (a) This Fourth Amendment (other than the amendments set forth in Sections 8 and 9 hereof) shall become effective on and as of the date (such date the “Fourth Amendment Effective Date”) of satisfaction of the following conditions:

(i)            execution and delivery of this Fourth Amendment by the Borrowers, the Loan Guarantors, the Administrative Agent, the US Collateral Agent, the European Administrative Agent, the European Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent and the Required Lenders;

(ii)           no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date;

(iii)          each of the representations and warranties made by any Loan Party in the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(iv)          receipt by the Administrative Agent of the Amendment Fee and all other fees required to be paid, and all reasonable and documented out-of-pocket costs and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of one firm of external legal counsel in each relevant jurisdiction); and

(v)           the Trademark Disposition Date shall have occurred or shall occur substantially simultaneously with the Fourth Amendment Effective Date.

(b)   The amendments set forth in Sections 8 and 9 hereof shall become effective on and as of the date of satisfaction of the following conditions:

(i)            the conditions set forth in Section 12(a) above shall have been satisfied; and

(ii)           execution and delivery of this Fourth Amendment by the Supermajority Lenders

13.          Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

14.          Effect.  Except as expressly amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended, unmodified and not waived and shall continue to be in full force and effect.  This Fourth Amendment shall not constitute an amendment of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or any Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Fourth Amendment.

15.          Consent of Guarantors.  Each of the Loan Guarantors hereby consents to this Fourth Amendment, and to the amendments and modifications to the Credit Agreement pursuant hereto and acknowledges the effectiveness and continuing validity of its obligations under or with respect to the Credit Agreement, any Loan Guaranty, any Collateral Document and the Notes Intercreditor Agreement, as applicable, and its liability for the Obligations or Secured Obligations, as applicable, pursuant to the terms thereof and that such obligations are without defense, setoff and counterclaim.

16.          Counterparts.  This Fourth Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile or electronic transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

17.          Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

18.          Integration.  This Fourth Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

19.          GOVERNING LAW.  THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS

LIZ CLAIBORNE, INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	SVP, Chief Legal Officer, General Counsel &
Corporate Secretary

LIZ CLAIBORNE CANADA, INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

JUICY COUTURE EUROPE LIMITED

By	/s/ Mark Weisz
Name:	Mark Weisz
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT

LOAN GUARANTORS:

BOODLE, INC.
DB NEWCO CORP.
HAVANA LLC
JERG, INC.
JUICY COUTURE, INC.
KATE SPADE LLC
L. C. AUGUSTA, INC.
L.C. CARIBBEAN HOLDINGS, INC.
L.C. LICENSING, LLC
L.C. SERVICE COMPANY, INC.
L.C. SPECIAL MARKETS, INC.
LC LIBRA, LLC
LCI ACQUISITION U.S., INC.
LCI HOLDINGS, INC.
LCI INVESTMENTS, INC.
LIZ CLAIBORNE ACCESSORIES, INC.
LIZ CLAIBORNE ACCESSORIES-SALES, INC.
LIZ CLAIBORNE COSMETICS, INC.
LIZ CLAIBORNE EXPORT, INC.
LIZ CLAIBORNE FOREIGN HOLDINGS, INC.
LIZ CLAIBORNE JAPAN, INC.
LIZ CLAIBORNE PUERTO RICO, INC.
LIZ CLAIBORNE SALES, INC.
LIZ CLAIBORNE SHOES, INC.
LUCKY BRAND DUNGAREES, INC.
LUCKY BRAND DUNGAREES STORES, INC.
MONET INTERNATIONAL, INC.
MONET PUERTO RICO, INC.
NONEE I HOLDING, LLC
NONEE I, LLC
SEGRETS, INC.
SKYLARK SPORT MARKETING CORPORATION
WESTCOAST CONTEMPO PROMENADE, INC.
WESTCOAST CONTEMPO RETAIL, INC.
WESTCOAST CONTEMPO (U.S.A.) INC.
KATE SPADE PUERTO RICO, INC.
LCCI HOLDINGS LLC
WCFL HOLDINGS LLC

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT

JUICY COUTURE CANADA INC.

By	/s/ Mark Weisz
Name:	Mark Weisz
Title:	Director

LUCKY BRAND DUNGAREES CANADA INC.

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

WESTCOAST CONTEMPO FASHIONS LIMITED

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT

Signed and delivered as a deed for and on behalf of
JUICY COUTURE IRELAND LIMITED

By	/s/ Mark Weisz
Name:	Mark Weisz
Title:	Director

in the presence of:

(Witness’ Signature)

(Witness’ Address)

(Witness’ Occupation)

SIGNATURE PAGE TO THE FOURTH AMENDMENT

LIZ CLAIBORNE EUROPE
KATE SPADE UK LIMITED

By	/s/ Nicholas Rubino
Name:	Nicholas Rubino
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender

By	/s/ Scott Troy
Name:	Scott Troy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent

By	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent

By	/s/ Jim Jacob
Name:	Jim Jacob
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By	/s/ Peter F. Crispino
Name:	Peter F. Crispino
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT

Wells Fargo Capital Finance, LLC, as Lender

By	/s/ Reza Sabahi
Name:	Reza Sabahi
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT